Proxy Voting Results

A special meeting of the funds' shareholders was held on September 19, 2001. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To authorize the Trustees to adopt an amended and restated Declaration of Trust.*
	# of Votes Cast	% of Votes Cast
Affirmative	2,485,004,052.59	90.429
Against	106,914,098.58	3.891
Abstain	156,084,959.80	5.680
TOTAL	2,748,003,110.97	100.00
Broker Non-Votes	1,122,408,946.57
PROPOSAL 2
To elect the fourteen nominees specified below as Trustees.*
	# of Votes Cast	% of Votes Cast
J. Michael Cook
Affirmative	3,778,832,477.75	97.634
Withheld	91,579,579.79	2.366
TOTAL	3,870,412,057.54	100.00
Ralph F. Cox
Affirmative	3,777,250,696.42	97.593
Withheld	93,161,361.12	2.407
TOTAL	3,870,412,057.54	100.00
Phyllis Burke Davis
Affirmative	3,777,736,235.59	97.606
Withheld	92,675,821.95	2.394
TOTAL	3,870,412,057.54	100.00
Robert M. Gates
Affirmative	3,777,312,720.35	97.595
Withheld	93,099,337.19	2.405
TOTAL	3,870,412,057.54	100.00
Abigail P. Johnson
Affirmative	3,776,138,709.14	97.564
Withheld	94,273,348.40	2.436
TOTAL	3,870,412,057.54	100.00
Edward C. Johnson 3d
Affirmative	3,776,640,280.66	97.577
Withheld	93,771,776.88	2.423
TOTAL	3,870,412,057.54	100.00
Donald J. Kirk
Affirmative	3,778,334,967.61	97.621
Withheld	92,077,089.93	2.379
TOTAL	3,870,412,057.54	100.00
Marie L. Knowles
Affirmative	3,779,196,853.13	97.643
Withheld	91,215,204.41	2.357
TOTAL	3,870,412,057.54	100.00
	# of Votes Cast	% of Votes Cast
Ned C. Lautenbach
Affirmative	3,779,618,703.40	97.654
Withheld	90,793,354.14	2.346
TOTAL	3,870,412,057.54	100.00
Peter S. Lynch
Affirmative	3,780,128,778.15	97.667
Withheld	90,283,279.39	2.333
TOTAL	3,870,412,057.54	100.00
Marvin L. Mann
Affirmative	3,778,083,907.15	97.615
Withheld	92,328,150.39	2.385
TOTAL	3,870,412,057.54	100.00
William O. McCoy
Affirmative	3,778,215,736.05	97.618
Withheld	92,196,321.49	2.382
TOTAL	3,870,412,057.54	100.00
Robert C. Pozen
Affirmative	3,778,936,133.85	97.637
Withheld	91,475,923.69	2.363
TOTAL	3,870,412,057.54	100.00
William S. Stavropoulos
Affirmative	3,776,868,871.32	97.583
Withheld	93,543,186.22	2.417
TOTAL	3,870,412,057.54	100.00
PROPOSAL 3
To approve an amended management contract for each fund (except Fidelity Advisor Biotechnology Fund, Fidelity Advisor Developing Communications Fund, and Fidelity Advisor Electronics Fund).
Fidelity Advisor Consumer Industries Fund
	# of Votes Cast	% of Votes Cast
Affirmative	27,145,147.43	94.706
Against	578,452.40	2.018
Abstain	938,840.86	3.276
TOTAL	28,662,440.69	100.00
Fidelity Advisor Cyclical Industries Fund
	# of Votes Cast	% of Votes Cast
Affirmative	12,324,084.97	95.861
Against	180,478.59	1.404
Abstain	351,619.85	2.735
TOTAL	12,856,183.41	100.00

* Denotes trust-wide proposals and voting results.

Semiannual Report

Proxy Voting Results - continued

Fidelity Advisor Financial Services Fund
	# of Votes Cast	% of Votes Cast
Affirmative	530,741,570.72	94.494
Against	12,500,384.43	2.225
Abstain	18,427,582.92	3.281
TOTAL	561,669,538.07	100.00
Fidelity Advisor Health Care Fund
	# of Votes Cast	% of Votes Cast
Affirmative	851,252,346.47	94.300
Against	18,460,604.01	2.045
Abstain	32,994,214.11	3.655
TOTAL	902,707,164.59	100.00
Fidelity Advisor Natural Resources Fund
	# of Votes Cast	% of Votes Cast
Affirmative	281,285,209.65	93.633
Against	6,296,027.65	2.096
Abstain	12,831,269.17	4.271
TOTAL	300,412,506.47	100.00
Fidelity Advisor Technology Fund
	# of Votes Cast	% of Votes Cast
Affirmative	1,522,084,864.77	94.205
Against	35,903,087.36	2.222
Abstain	57,735,253.44	3.573
TOTAL	1,615,723,205.57	100.00
Fidelity Advisor Telecommunications & Utilities Growth Fund
	# of Votes Cast	% of Votes Cast
Affirmative	377,587,777.27	93.968
Against	8,830,151.93	2.198
Abstain	15,407,000.87	3.834
TOTAL	401,824,930.07	100.00
PROPOSAL 4

To approve an amended sub-advisory agreement with Fidelity Management & Research Company (U.K.) Inc. (FMR U.K.) for each fund (except Fidelity Advisor Biotechnology Fund, Fidelity Advisor Developing Communications Fund, and Fidelity Advisor Electronics Fund).

Fidelity Advisor Consumer Industries Fund
	# of Votes Cast	% of Votes Cast
Affirmative	27,009,280.31	94.232
Against	648,227.58	2.262
Abstain	1,004,932.80	3.506
TOTAL	28,662,440.69	100.00
Fidelity Advisor Cyclical Industries Fund
	# of Votes Cast	% of Votes Cast
Affirmative	12,286,901.07	95.572
Against	252,676.95	1.965
Abstain	316,605.39	2.463
TOTAL	12,856,183.41	100.00
Fidelity Advisor Financial Services Fund
	# of Votes Cast	% of Votes Cast
Affirmative	529,465,949.92	94.266
Against	12,932,396.39	2.303
Abstain	19,271,191.76	3.431
TOTAL	561,669,538.07	100.00
Fidelity Advisor Health Care Fund
	# of Votes Cast	% of Votes Cast
Affirmative	847,088,562.25	93.839
Against	21,257,319.09	2.355
Abstain	34,361,283.25	3.806
TOTAL	902,707,164.59	100.00
Fidelity Advisor Natural Resources Fund
	# of Votes Cast	% of Votes Cast
Affirmative	279,882,789.46	93.166
Against	6,959,779.41	2.317
Abstain	13,569,937.60	4.517
TOTAL	300,412,506.47	100.00
Fidelity Advisor Technology Fund
	# of Votes Cast	% of Votes Cast
Affirmative	1,517,249,194.78	93.905
Against	38,477,386.89	2.382
Abstain	59,996,623.90	3.713
TOTAL	1,615,723,205.57	100.00
Fidelity Advisor Telecommunications & Utilities Growth Fund
	# of Votes Cast	% of Votes Cast
Affirmative	375,975,561.35	93.567
Against	10,351,717.22	2.576
Abstain	15,497,651.50	3.857
TOTAL	401,824,930.07	100.00
PROPOSAL 5

To approve an amended sub-advisory agreement with Fidelity Management & Research Company (Far East.) Inc. (FMR Far East) for each fund (except Fidelity Advisor Biotechnology Fund, Fidelity Advisor Developing Communications Fund, and Fidelity Advisor Electronics Fund).

Fidelity Advisor Consumer Industries Fund
	# of Votes Cast	% of Votes Cast
Affirmative	26,946,124.13	94.012
Against	646,851.32	2.257
Abstain	1,069,465.24	3.731
TOTAL	28,662,440.69	100.00
Fidelity Advisor Cyclical Industries Fund
	# of Votes Cast	% of Votes Cast
Affirmative	12,257,400.31	95.342
Against	252,376.18	1.964
Abstain	346,406.92	2.694
TOTAL	12,856,183.41	100.00
Fidelity Advisor Financial Services Fund
	# of Votes Cast	% of Votes Cast
Affirmative	529,041,345.99	94.191
Against	13,788,855.27	2.455
Abstain	18,839,336.81	3.354
TOTAL	561,669,538.07	100.00
Fidelity Advisor Health Care Fund
	# of Votes Cast	% of Votes Cast
Affirmative	845,749,254.31	93.690
Against	22,200,061.22	2.460
Abstain	34,757,849.06	3.850
TOTAL	902,707,164.59	100.00
Fidelity Advisor Natural Resources Fund
	# of Votes Cast	% of Votes Cast
Affirmative	279,308,809.30	92.975
Against	7,423,976.21	2.471
Abstain	13,679,720.96	4.554
TOTAL	300,412,506.47	100.00
Fidelity Advisor Technology Fund
	# of Votes Cast	% of Votes Cast
Affirmative	1,515,246,682.00	93.781
Against	39,621,462.33	2.453
Abstain	60,855,061.24	3.766
TOTAL	1,615,723,205.57	100.00
Fidelity Advisor Telecommunications & Utilities Growth Fund
	# of Votes Cast	% of Votes Cast
Affirmative	375,094,501.92	93.348
Against	11,145,511.22	2.773
Abstain	15,584,916.93	3.879
TOTAL	401,824,930.07	100.00
PROPOSAL 6
To modify a fundamental investment policy of Fidelity Advisor Consumer Industries Fund.
	# of Votes Cast	% of Votes Cast
Affirmative	17,313,885.44	90.507
Against	716,143.30	3.743
Abstain	1,099,884.81	5.750
TOTAL	19,129,913.55	100.00
Broker Non-Votes	9,532,527.14
PROPOSAL 7
To modify a fundamental investment policy of Fidelity Advisor Telecommunications & Utilities Fund.
	# of Votes Cast	% of Votes Cast
Affirmative	259,321,619.17	89.520
Against	11,816,120.18	4.079
Abstain	18,543,376.72	6.401
TOTAL	289,681,116.07	100.00
Broker Non-Votes	112,143,814.00
PROPOSAL 8

To amend the fundamental investment limitation concerning underwriting for each fund (except Fidelity Advisor Biotechnology Fund, Fidelity Advisor Developing Communications Fund, and Fidelity Advisor Electronics Fund).

Fidelity Advisor Consumer Industries Fund
	# of Votes Cast	% of Votes Cast
Affirmative	17,242,159.47	90.132
Against	737,351.72	3.854
Abstain	1,150,402.36	6.014
TOTAL	19,129,913.55	100.00
Broker Non-Votes	9,532,527.14
Fidelity Advisor Cyclical Industries Fund
	# of Votes Cast	% of Votes Cast
Affirmative	8,015,449.69	92.439
Against	298,557.43	3.443
Abstain	357,070.66	4.118
TOTAL	8,671,077.78	100.00
Broker Non-Votes	4,185,105.63
Fidelity Advisor Financial Services Fund
	# of Votes Cast	% of Votes Cast
Affirmative	344,921,286.23	90.303
Against	14,769,931.42	3.867
Abstain	22,270,205.84	5.830
TOTAL	381,961,423.49	100.00
Broker Non-Votes	179,708,114.58
Fidelity Advisor Health Care Fund
	# of Votes Cast	% of Votes Cast
Affirmative	573,434,112.25	90.056
Against	23,122,076.44	3.632
Abstain	40,193,770.83	6.312
TOTAL	636,749,959.52	100.00
Broker Non-Votes	265,957,205.07
Fidelity Advisor Natural Resources Fund
	# of Votes Cast	% of Votes Cast
Affirmative	198,745,434.80	90.143
Against	6,687,420.93	3.033
Abstain	15,045,581.56	6.824
TOTAL	220,478,437.29	100.00
Broker Non-Votes	79,934,069.18
Fidelity Advisor Technology Fund
	# of Votes Cast	% of Votes Cast
Affirmative	1,038,050,631.17	89.600
Against	45,001,236.89	3.885
Abstain	75,482,073.69	6.515
TOTAL	1,158,533,941.75	100.00
Broker Non-Votes	457,189,263.82
Fidelity Advisor Telecommunications & Utilities Growth Fund
	# of Votes Cast	% of Votes Cast
Affirmative	258,139,070.38	89.111
Against	12,341,581.15	4.261
Abstain	19,200,464.54	6.628
TOTAL	289,681,116.07	100.00
Broker Non-Votes	112,143,814.00
PROPOSAL 9

To amend the fundamental investment limitation concerning lending for each fund (except Fidelity Advisor Biotechnology Fund, Fidelity Advisor Developing Communications Fund, and Fidelity Advisor Electronics Fund).

Fidelity Advisor Consumer Industries Fund
	# of Votes Cast	% of Votes Cast
Affirmative	17,280,427.01	90.332
Against	830,678.39	4.342
Abstain	1,018,808.15	5.326
TOTAL	19,129,913.55	100.00
Broker Non-Votes	9,532,527.14
Fidelity Advisor Cyclical Industries Fund
	# of Votes Cast	% of Votes Cast
Affirmative	8,060,251.20	92.956
Against	253,755.92	2.926
Abstain	357,070.66	4.118
TOTAL	8,671,077.78	100.00
Broker Non-Votes	4,185,105.63
Fidelity Advisor Financial Services Fund
	# of Votes Cast	% of Votes Cast
Affirmative	343,588,668.35	89.954
Against	16,110,175.30	4.218
Abstain	22,262,579.84	5.828
TOTAL	381,961,423.49	100.00
Broker Non-Votes	179,708,114.58
Fidelity Advisor Health Care Fund
	# of Votes Cast	% of Votes Cast
Affirmative	570,639,456.72	89.618
Against	25,116,295.65	3.944
Abstain	40,994,207.15	6.438
TOTAL	636,749,959.52	100.00
Broker Non-Votes	265,957,205.07
Fidelity Advisor Natural Resources Fund
	# of Votes Cast	% of Votes Cast
Affirmative	197,062,070.37	89.379
Against	8,231,669.62	3.734
Abstain	15,184,697.30	6.887
TOTAL	220,478,437.29	100.00
Broker Non-Votes	79,934,069.18
Fidelity Advisor Technology Fund
	# of Votes Cast	% of Votes Cast
Affirmative	1,033,136,184.11	89.176
Against	49,048,072.77	4.234
Abstain	76,349,684.87	6.590
TOTAL	1,158,533,941.75	100.00
Broker Non-Votes	457,189,263.82
Fidelity Advisor Telecommunications & Utilities Growth Fund
	# of Votes Cast	% of Votes Cast
Affirmative	257,832,542.79	89.006
Against	12,756,137.06	4.403
Abstain	19,092,436.22	6.591
TOTAL	289,681,116.07	100.00
Broker Non-Votes	112,143,814.00

Semiannual Report